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                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: January 30, 2006


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ____________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 30, 2006, the Company announced its earnings for the Fiscal Year 2006 First Quarter ended December 31, 2005. A copy of the press release summarizing these earnings is filed with this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

     Additional information with respect to the Company's consolidated statements of operations for the three months ended December 31, 2005 and 2004 and an analysis of revenues and contract drilling costs for the three months ended December 31, 2005 are attached hereto as Exhibits 99.2 and 99.3, respectively, which are being furnished; however, should not be deemed to be filed under Section 18 of the Exchange Act.


ITEM 7.01         REGULATION FD DISCLOSURE

     Additional information with respect to the Company's Contract Status Summary at January 30, 2006 is attached hereto as Exhibit 99.5. Such information is being furnished under Regulation FD and should not be deemed to be filed under Section 18 of the Exchange Act.

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors including; the Company's dependence on the oil and gas industry; the risks involved the construction of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to a war with Iraq; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2005, filed with the Securities and Exchange Commission.



ITEM 9.01         EXHIBITS

EXHIBIT 99.1   PRESS RELEASE DATED JANUARY 30, 2006

EXHIBIT 99.2 CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED DECEMBER 31, 2005 AND 2004

EXHIBIT 99.3 ANALYSIS OF REVENUES AND CONTRACT DRILLING COSTS FOR THE THREE MONTHS ENDED DECEMBER 31, 2005

EXHIBIT 99.4   CONTRACT STATUS SUMMARY AT JANUARY 30, 2006




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ATWOOD OCEANICS, INC.
                                             (Registrant)



                                             /s/ James M. Holland
                                             James M. Holland
                                             Senior Vice President

                                             DATE: January 30, 2006






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                                  EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION

99.1           Press Release dated January 30, 2006

99.2 Consolidated Statements of Operations for the Three Months ended December 31, 2005 and 2004

99.3 Analysis of Revenues and Drilling Costs for the Three Months ended December 31, 2005

99.4           Contract Status Summary at January 30, 2006

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                                  EXHIBIT 99.1


Houston, Texas
30 January 2006

FOR IMMEDIATE RELEASE

     ATWOOD OCEANICS, INC., Houston-based International Drilling Contractor, announced today that the Company earned net income of $14,893,000 or $.94 per diluted share, on revenues of $55,414,000 for the quarter ended December 31, 2005, compared to net income of $8,650,000 or $.56 per diluted share, on revenues of $45,426,000 for the quarter ended December 31, 2004. Earnings for the first quarter of fiscal year 2006 were enhanced by $9.3 million of gains on sales of equipment ($.51 per diluted share).


                                        FOR THE THREE MONTHS ENDED DECEMBER 31,
                                              2005                   2004
                                          -------------        ----------------

Revenues                                  $ 55,414,000          $ 45,426,000
Income before Income Taxes                  17,027,000             8,143,000
(Provision) Benefit for Income Taxes        (2,134,000)              507,000
Net Income                                  14,893,000             8,650,000
Earnings per Common Share -
      Basic                                       0.97                  0.57
      Diluted                                     0.94                  0.56
Weighted Average Shares
   Outstanding -
      Basic                                 15,369,000            15,079,000
      Diluted                               15,779,000            15,422,000



                                                       Contact:  Jim Holland
                                                              (281) 749-7804

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                                  EXHIBIT 99.2


                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                  Three Months Ended
                                                     December 31,
                                              --------------------------
                                                 2005           2004
                                               (Unaudited)
REVENUES:
Contract drilling                               $ 55,414       $ 38,986
Business interruption proceeds                         -          6,440
                                                --------       --------
                                                  55,414         45,426
                                                --------       --------

COSTS AND EXPENSES:
Contract drilling                                 33,770         25,203
Depreciation                                       6,390          6,526
General and administrative                         5,993          3,571
Gain on sale of equipment                         (9,275)             -
                                                --------       --------
                                                  36,878         35,300
                                                --------       --------
OPERATING INCOME                                  18,536         10,126
                                                --------       --------

OTHER INCOME (EXPENSE)
Interest expense                                  (1,740)        (2,018)
Interest income                                      231             35
                                                --------       --------
                                                  (1,509)        (1,983)
                                                --------       --------
INCOME  BEFORE INCOME TAXES                       17,027          8,143
PROVISION (BENEFIT) FOR INCOME TAXES               2,134           (507)
                                                --------       --------
NET INCOME                                       $14,893         $8,650
                                                ========       ========

EARNINGS  PER COMMON SHARE:
              Basic                                $0.97          $0.57
              Diluted                               0.94           0.56
AVERAGE COMMON SHARES OUTSTANDING:
            Basic                                 15,369         15,079
            Diluted                               15,779         15,422

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                                  EXHIBIT 99.3

                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                     ANALYSIS OF REVENUES AND DRILLING COSTS
                                   (Unaudited)


                                       FOR THE THREE MONTHS ENDED
                                          DECEMBER 31, 2005

                                                             DRILLING
                                      REVENUES                 COSTS
                                      --------               ---------
                                                 (In Millions)

ATWOOD HUNTER                         $ 10.3                   $ 3.7
ATWOOD EAGLE                             8.0                     6.0
ATWOOD FALCON                            6.8                     3.8
VICKSBURG                                6.7                     3.5
ATWOOD SOUTHERN CROSS                    6.0                     5.5
ATWOOD BEACON                            5.9                     2.4
SEAHAWK                                  4.6                     2.4
RICHMOND                                 3.9                     2.4
OTHER                                    3.2                     4.1
                                       -----                   -----
                                        55.4                    33.8
                                       =====                   =====



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


                                                             EXHIBIT 99.4
                                                ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                                                        CONTRACT STATUS SUMMARY
                                                          AT JANUARY 30, 2006



NAME OF RIG               LOCATION            CUSTOMER                  CONTRACT STATUS
--------------            --------            --------                  ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA            SARAWAK SHELL ("SHELL")   The rig is currently working under a 3 1/2 year
                                                                        commitment with Shell.  Commencing in July/August
                                                                        2006, the rig is scheduled to undergo a $30 million
                                                                        upgrade of which $24 million will be funded by Shell.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           The rig is currently working under a contract with
                                             ("BURULLUS")               Burullus which is expected to be completed in March
                                                                        /April 2006.  Upon completion of the current drilling
                                                                        program, the rig will commence working under a two
                                                                        year contract for Woodside.

ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig continues to work under a drilling program for
                                             ("WOODSIDE")               Woodside.  Besides the Woodside drilling program, the
                                                                        rig has two commitments from BHP.  The first BHP
                                                                        drilling program includes one (1) firm well with an
                                                                        option to drill one (1) additional well.  The rig has
                                                                        been awarded a second contract by BHP to drill eight
                                                                        (8) firm wells with options for four (4) additional
                                                                        wells off the Northwest coast of Australia.  Following
                                                                        the BHP work, the rig will drill one well for ENI then
                                                                        commence a new one-year contract for Woodside.  All of
                                                                        the above commitments should keep the rig employed
                                                                        through fiscal year 2008.

SEAHAWK                   MALAYSIA           SARAWAK SHELL BERHAD /     The rig is currently working offshore Malaysia for
                                             SABAH SHELL PETROLEUM      Shell under a contract that should be completed in
                                             COMPANY LIMITED ("SHELL")  February 2006.  Following the Shell contract, the rig will be off dayrate for approximately five (5) months
                                                                        while being upgraded and relocated to West Africa to
                                                                        commence a contract for Hess.  The Hess contract is
                                                                        for a firm period of 730 days with four options of 180
                                                                        days each.

ATWOOD SOUTHERN CROSS     ITALY              ENI SPA AGIP EXPLORATION   The rig is currently working for AGIP under a drilling
                                             & PRODUCTION DIVISION      program that should be completed in March/April 2006.
                                             ("AGIP")                   Upon completion of the AGIP contract, the rig will be
                                                                        moved to the Black Sea to commence a drilling program
                                                                        for Melrose followed by a drilling program for
                                                                        Toreador.

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CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 MALAYSIA          EXXONMOBIL EXPLORATION &    The rig is currently drilling one-well for ExxonMobil
                                            PRODUCTION MALAYSIA INC.    to be followed by one-well for Petronas Carigali which
                                            ("EXXONMOBIL") -            are farm-outs from Petrofac.  Following the drilling
                                            (Farm-out from PETROFAC)    of these two wells, the rig will commence a four (4)
                                                                        firm plus three (3) options wells contract for
                                                                        Petrofac which is estimated to take until the first
                                                                        quarter of fiscal year 2007 to complete.  Immediately
                                                                        upon completion of the Petrofac contract, the rig will
                                                                        be moved Cambodia to work under an eight month
                                                                        drilling program for Chevron.

ATWOOD BEACON             VIETNAM           HOANG LONG AND HOAN VU      The rig is currently working under a drilling program
                                            JOINT OPERATING COMPANIES   for Hoang Long.  This drilling program is expected
                                            ("HOANG LONG")              take until October 2006 to complete.  Immediately upon
                                                                        completion of its current contract, the rig will be
                                                                        moved to India to commence a 25-month contract for GSPC

SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      HELIS OIL & GAS COMPANY    The rig is currently working under a drilling program
                          GULF OF MEXICO     ("HELIS")                  for Helis.  This drilling program is expected to take
                                                                        until May/June 2007 to complete.

MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       The Company is currently assisting Woodside in
RANKIN 'A'                                                              preparing the NORTH RANKIN 'A' for recommencing
                                                                        drilling activities in early 2006.  The GOODWYN 'A'
                                                                        continues with an indefinite planned break in drilling
                                                                        activity, with the Company involved in rig maintenance



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